SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is January 16, 2020

MFS® International New Discovery Fund

Effective March 1, 2020, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager(s)
Portfolio Manager	Since	Title
David Antonelli	1997	Vice Chairman of MFS
Peter Fruzzetti	2004	Investment Officer of MFS
Jose Luis Garcia	2007	Investment Officer of MFS
Robert Lau	2008	Investment Officer of MFS
Sandeep Mehta	March 2020	Investment Officer of MFS
Effective April 15, 2021, David Antonelli will no longer be a portfolio manager of the fund.
Effective March 1, 2020, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.
Portfolio Manager	Primary Role	Five Year History
David Antonelli	Portfolio Manager	Employed in the investment area of MFS since 1991
Peter Fruzzetti	Portfolio Manager	Employed in the investment area of MFS since 2000
Jose Luis Garcia	Portfolio Manager	Employed in the investment area of MFS since 2002
Robert Lau	Portfolio Manager	Employed in the investment area of MFS since 2001
Sandeep Mehta	Portfolio Manager	Employed in the investment area of MFS since 2008
Effective April 15, 2021, David Antonelli will no longer be a portfolio manager of the fund.

1041027          1                             MIO-SUP-I-011620